UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    July 29, 2011

DIRECTV

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement

Effective Friday, July 29, 2011, DIRECTV executed an Indemnification Agreement with each of the non-executive members of the board of directors. The non-executive directors are Neil R. Austrian, Ralph F. Boyd, Jr., David B. Dillon, Samuel A. DiPiazza, Jr., Dixon R. Doll, Charles R. Lee, Peter A. Lund, Nancy S. Newcomb and Lorrie M. Norrington.

The Indemnification Agreement is the same for each non-executive director and provides contractual indemnification in addition to indemnification provided pursuant to DIRECTV’s Certificate of Incorporation and By-Laws. Pursuant to the Indemnification Agreement, DIRECTV agrees, to the fullest extent permitted by the laws of the State of Delaware, to indemnify the board member in connection with actions, claims, or other proceedings arising out of his or her service on the board of directors of DIRECTV with certain stated exceptions. The indemnification is for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred.

The determination as to whether indemnification is appropriate under the Indemnification Agreement shall be made (i) by a majority vote of disinterested directors, even if less than a quorum, (ii) by a majority vote of a committee of disinterested directors designated by majority vote of disinterested directors, even if less than a quorum; (iii) if there are no such disinterested directors or, if such disinterested directors so direct, by independent legal counsel in a written opinion to the Board of Directors; (iv) by the stockholders of DIRECTV if so directed by the Board of Directors, or (v) by a court of competent jurisdiction.

The Indemnification Agreement also provides for the advancement of expenses, establishes the procedure to invoke indemnification, the process for defense of any claim and specific limitations on the indemnification obligations of DIRECTV. The agreement is governed by the laws of the State of Delaware.

The form of Indemnification Agreement for each of the non-executive members of the Board of Directors is attached hereto as Exhibit 10.1 and the summary description above is qualified in its entirety by reference thereto.

ITEM 9.01             Financial Statements and Exhibits

(d)	Exhibits.

10.1	Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV
(Registrant)

Date: August 4, 2011	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President and General Counsel

Exhibit Index

(d)	Exhibits.

10.1	Form of Indemnification Agreement